SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

Golub Capital BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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GOLUB CAPITAL BDC, INC.
150 South Wacker Drive, Suite 800
Chicago, Illinois 60606

December 15, 2011

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Golub Capital BDC, Inc. (the “Company”) to be held on February 2, 2012 at 9:30 a.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York.

The notice of annual meeting and proxy statement, which is accessible on the Internet or by request, provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (1) elect two directors of the Company and (2) ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012. I will also report on the Company’s progress during the past year and respond to stockholders’ questions.

It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting in person, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. On the Notice of Internet Availability of Proxy Materials you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,

David B. Golub
Chief Executive Officer

GOLUB CAPITAL BDC, INC.
150 South Wacker Drive, Suite 800
Chicago, Illinois 60606
(312) 205-5050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 2, 2012

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Golub Capital BDC, Inc. (the “Company”) that:

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on February 2, 2012 at 9:30 a.m., Eastern Time, for the following purposes:

1.	To elect two Class II directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualified; and
2.	To ratify the selection of McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on December 9, 2011. We are furnishing proxy materials to our Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet.

Your vote is extremely important to us. If you are unable to attend the Annual Meeting of Stockholders, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us free of charge hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

Joshua M. Levinson
Secretary

Chicago, Illinois
December 15, 2011

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

GOLUB CAPITAL BDC, INC.
150 South Wacker Drive, Suite 800
Chicago, Illinois 60606
(312) 205-5050

PROXY STATEMENT

For

2012 Annual Meeting of Stockholders
To Be Held on February 2, 2012

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at 312-205-5050.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Golub Capital BDC, Inc. (the “Company,” “Golub Capital BDC,” “we,” “us” or “our”) for use at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, February 2, 2012 at 9:30 a.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, and at any postponements or adjournments thereof. This Proxy Statement and the Company’s Annual Report for the fiscal year ended September 30, 2011, are being provided to stockholders of the Company of record as of December 9, 2011 (the “Stockholders”) via the Internet on or about December 15, 2011. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record as of December 9, 2011.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class II directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualified; and
2.	To ratify the selection of McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on December 9, 2011 (the “Record Date”). There were 21,733,903 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of the Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the chairman of the Annual Meeting will adjourn the Annual Meeting to permit the further solicitation of proxies.

Votes Required

Election of Director

The election of a director requires the vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will have the effect of a vote against the person indicated.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of two Class II directors. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have the effect of a vote against Proposal 1.

Proposal 2, the ratification of the selection of McGladrey & Pullen, LLP, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on this routine matter.

Adjournment and Additional Solicitation.  If there appear not to be enough votes to approve the proposals at the Annual Meeting, the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Lawrence E. Golub, David B. Golub or Ross A. Teune are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of GC Advisors LLC (“GC Advisors”), the Company’s investment adviser, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. If brokers, trustees, or fiduciaries and other institutions holding shares in their own names or in the names of their nominee, which shares are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

No additional compensation will be paid to directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $15,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.

Stockholders may provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input the Control Number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.voteproxy.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by Internet, the Stockholder may attend the Annual Meeting in person or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by attending the Annual Meeting, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of interested directors and independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth, as of December 9, 2011, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding Common Stock and all officers and directors, as a group.

Name and Address	Type of Ownership	Shares Owned	Percentage
Golub Capital Management LLC(1)	Beneficial	7,300,118	33.6%
GC Advisors LLC(2)	Beneficial	1,753,429	8.1%
Lawrence E. Golub(3)(4)	Beneficial	9,302,766	42.8%
David B. Golub(3)(4)	Beneficial	9,229,546	42.5%
John T. Baily(3)	Beneficial	7,171	*%
Kenneth F. Bernstein(3)	Beneficial	24,575	*%
Anita R. Rosenberg(3)	Beneficial	28,567	*%
William M. Webster IV(3)	Beneficial	158,410	*%
Ross A. Teune(3)	Beneficial	4,464	*%
Joshua M. Levinson(3)	N/A	3,237	*%
All officers and directors as a group (8 persons)	Beneficial	9,608,389	44.2%
Neuberger Berman Group LLC and Neuberger Berman LLC(5)	Beneficial	1,126,120	5.2%

*	Represents less than 1.0%.
(1)	The address of Golub Capital Management LLC is 150 South Wacker Drive, Suite 800, Chicago, IL 60606. Golub Capital Management LLC serves as investment adviser to Golub Capital Company IV, LLC. By virtue of its investment power over securities held by Golub Capital Company IV, LLC, Golub Capital Management LLC may be deemed to have beneficial ownership over the 1,981,791 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company IV, LLC although voting rights to such securities have been passed through to the members of Golub Capital Company IV, LLC. Golub Capital Management LLC serves as investment adviser to Golub Capital Company V LLC. By virtue of its investment power over securities held by Golub Capital Company V LLC, Golub Capital Management LLC may be deemed to have beneficial ownership over the 3,486,217 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company V LLC although voting rights to such securities have been passed through to the members of Golub Capital Company V LLC. Golub Capital Management LLC serves as investment adviser to Golub Capital Company VI LLC. By virtue of its investment power over securities held by Golub Capital Company VI LLC, Golub Capital Management LLC may be deemed to have beneficial ownership over the 1,764,807 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company VI LLC although voting rights to such securities have been passed through to the members of Golub Capital Company VI LLC.
(2)	The address of GC Advisors is 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors serves as investment adviser to GEMS Fund, L.P. (“GEMS”). By virtue of its investment power over securities held by GEMS, GC Advisors may be deemed to have beneficial ownership over the 1,752,048 shares of Golub Capital BDC, Inc. indirectly owned by GEMS although voting rights to such securities have been passed through to the limited partners of GEMS.
(3)	The address for each of our officers and directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

(4)	Messrs. Lawrence E. Golub and David B. Golub are control persons of Golub Capital Management LLC, GC Advisors, Golub Capital Incorporated, GC Service Company, LLC (“GC Service”) and GCI Operations, LLC. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities as well as their ownership interests in Golub Capital Company IV, LLC, Golub Capital Company V, LLC, Golub Capital Company VI, LLC and GEMS, each may be viewed as having investment power over 9,157,504 shares of Common Stock indirectly owned by such entities although voting rights to such securities have been passed through to the respective members and limited partners. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of Golub Capital Management LLC, Golub Capital Incorporated, GC Service, GCI Operations LLC and GC Advisors LLC, each may be viewed as having investment power over 172,641 shares of Common Stock indirectly owned by such entities although shares will be held for the benefit of employees of such entities. Messrs. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of all such shares of Common Stock except to the extent of their respective pecuniary interests therein. In addition, the immediate family members or entities owned by, or family trusts for the benefit of, the families of Messrs. Lawrence E. Golub and David B. Golub acquired 149,640 and 74,821 shares (including shares subsequently issued under our Dividend Reinvestment Plan), respectively, at the time of the Company’s initial public offering, and Messrs. Lawrence E. Golub and David B. Golub may be deemed as having investment power over such shares.
(5)	Based on a Schedule 13G filed with the SEC on February 14, 2011, Neuberger Berman Group LLC and Neuberger Berman LLC, each with the address 605 Third Avenue, New York, NY 10158, retain shared voting power over an aggregate of 972,545 shares and share dispositive power over an aggregate of 1,126,120 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended September 30, 2011, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Securities Beneficially Owned by Directors

Information as to the beneficial ownership listed in the tables below is based on information furnished to the Company by the persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of December 9, 2011.

Name of Director	Dollar Range of Equity Securities in Golub Capital BDC(1)
Independent Directors
John T. Baily	$50,001 – $100,000
Kenneth F. Bernstein	Over $100,000
Anita R. Rosenberg	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David E. Golub	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by Golub Capital (“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Inc. and Golub Capital Management LLC, which entities employ all of Golub Capital’s investment professionals, as well as GC Advisors, GC Service, associated investment funds and their respective affiliates) and beneficially owned by any of our independent directors and his or her immediate family as of December 9, 2011.

Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
Anita R. Rosenberg	Anita R. Rosenberg	Golub Capital Partners IV, L.P.; LEG Partners II, L.P; LEG Partners II, L.P	N/A – Single Class	Over $100,000 in each
William M. Webster IV	William M. Webster IV;
Lindsay Webster;
William M. Webster III;
J. Lyles Glenn, TTE, FBO
William M. Webster V
Trust UAD 3/15/99;
Lindsay Lavine Webster, TTE,
FBO Lindsay Lavine Webster
Rev Trust dtd 3/15/2006	Golub Capital Partners IV, L.P.;
Golub Capital Partners V, L.P.;
Golub Capital Partners VI, L.P.;
Golub Capital Partners VII, L.P.;
GC Coinvestment, L.P.;
GCM 2007 Opportunity Fund, L.P.;
GC 2009 Mezzanine Partners, L.P.;
Golub Capital International Ltd.;
		LEG Partners, L.P.	N/A – Single Class	Over $100,000 in each

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSAL 1:  ELECTION OF DIRECTORS

In accordance with its bylaws, the Board currently has six members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. After this election, the terms of Class I, II and III will expire in 2014, 2015 and 2013, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Mr. John T. Baily or Mr. Kenneth F. Bernstein will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class II nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominees for Class II director currently serve as directors of the Company.

Mr. John T. Baily and Mr. Kenneth F. Bernstein have been nominated for election as Class II directors for a three year term expiring in 2015. Mr. John T. Baily and Mr. Kenneth F. Bernstein are not being proposed for election pursuant to any agreement or understanding between Mr. John T. Baily or Mr. Kenneth F. Bernstein and the Company.

Nominees for Class II Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
John T. Baily (67)	Director	Class II Director since 2010; Term Expires 2012	Retired.	A member of the board of directors of RLI Corp. (NYSE) and Endurance Specialty Holdings, Ltd. (NYSE). Also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008 and of NYMagic, Inc. (NYSE) from 2003 to 2010.
Kenneth F. Bernstein (50)	Director	Class II Director since 2010; Term Expires 2012	Chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	An independent trustee of BRT Realty Trust since 2004. A member of the National Association of Corporate Directors, International Council of Shopping Centers, National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. A member of the board of advisors of the Young President’s Organization Real Estate Network.

Class I Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
David B. Golub (49)(3)	Chief Executive Officer and Director	Class I Director since 2009; Term Expires 2014	Has served as Golub Capital’s Vice Chairman since January 2004, after having served as a director of affiliates of the firm since 1995.	Serves as the Vice Chairman of the Michael J. Fox Foundation for Parkinson’s Research. Also serves on the board of directors of The Burton Corporation.
Anita R. Rosenberg (47)	Director	Class I Director since 2011; Term Expires 2014	Partner and Portfolio Manager of at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	Independent advisor to Magnetar Capital since 2011.

Class III Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Lawrence E. Golub (52)(3)	Chairman of the Board of Directors	Class III Director since February 2009; Term Expires 2013	Serves as the Chief Executive Officer of Golub Capital, a company he founded in 1994.	Member of the Financial Control Board of the State of New York. Treasurer of the White House Fellows Foundation.
William M. Webster IV (54)	Director	Class III Director since 2010; Term Expires 2013	Co-founder and Chairman of the board of directors of Advance America, Advance Cash Centers, Inc. since August 2008. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005.	Serves on the board of directors of LKQ Corporation (NYSE).

(1)	The business address of each of our directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Messrs. Lawrence E. Golub and David B. Golub are interested directors due to their position as officers of the Company and of Golub Capital.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

NASDAQ corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ corporate governance rules, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ corporate governance rules, the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Lawrence E. Golub and Mr. David B. Golub, is independent under the listing standards of the NASDAQ Global Select Market and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

The Board’s Oversight Role in Management

The Board’s role in management of the Company is oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by the Company’s independent accountants, reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board’s Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s six directors are independent directors (and are not “interested persons”). However, Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of Golub Capital BDC, serves as Chairman of the Board. The Board believes that it is in the best interests of investors for Mr. Golub to lead the Board because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The Board does not have a lead independent director. However, William M. Webster IV, the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee, is an independent director and acts as a liaison between the independent Directors and management between meetings of the Board. He is also involved in the preparation of agendas for Board and Committee meetings. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law); public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the independent directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with GC Advisors, and also may benefit from information provided by the Company’s counsel. Both independent directors’ and Company’s counsels have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such
Members Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Lawrence E. Golub

The Board benefits from Mr. Lawrence E. Golub’s business leadership and experience and knowledge of the financial services industry. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub, a former White House Fellow, is active in charitable and civic organizations. He is one of three private Members of the Financial Control Board of the State of New York, Treasurer of the White House Fellows Foundation, President of the Harvard University JD-MBA Alumni Association, a member of the Harvard University Committee on University Resources and a member of the Harvard NeuroDiscovery Advisory Council. Mr. Golub serves on the Leadership Council of the New York Stem Cell Foundation, where he recently sponsored the NYSCF-Golub Stem Cell Initiative for Parkinson’s Disease. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering.

John T. Baily

Mr. John T. Baily brings over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of RLI Corp. (NYSE) and Endurance Specialty Holdings, Ltd. (NYSE). He was elected to serve as a director to these companies in 2003. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008 and of NYMagic, Inc. (NYSE) from 2003 to 2010. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our nominating and corporate governance committee to conclude that Mr. Baily is qualified to serve as a director.

Kenneth F. Bernstein

Mr. Kenneth F. Bernstein brings to the Board expertise in accounting and business operations. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He has been an independent trustee of BRT Realty Trust since 2004. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. Mr. Bernstein was also the founding chairman of the Young President’s Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our nominating and corporate governance committee to conclude that Mr. Bernstein is qualified to serve as a director.

David B. Golub

Mr. David B. Golub brings to the Board a diverse knowledge of business and finance. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the Board and is a long-standing Director of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub is the brother of Lawrence E. Golub, Chairman of the Company’s Board. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our nominating and corporate governance committee to conclude that Mr. Golub is qualified to serve as a director.

Anita R. Rosenberg

Ms. Rosenberg brings to the Board a diverse knowledge of business and finance. Since April 2011, she has served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the board of directors expertise in capital markets, portfolio management, and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment, and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management, and Merrill Lynch Capital Markets. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led our nominating and corporate governance committee to conclude that Ms. Rosenberg is qualified to serve as a director.

William M. Webster IV

Mr. William M. Webster IV brings to the Board a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. and has served as a director since the company’s inception in 1997 and as the Chairman of the board of directors since August 2008, and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of LKQ Corporation (NYSE). Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our nominating and corporate governance committee to conclude that Mr. Webster is qualified to serve as a director.

Committees of the Board

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended September 30, 2011, the Board of the Company held four Board meetings, four Audit Committee meetings and three Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the Annual Meeting.

Audit Committee

The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our Board has determined that Mr. Baily, Mr. Bernstein, and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The Audit Committee Charter is available on the Company’s website (http://www.golubcapitalbdc.com).

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website (http://www.golubcapitalbdc.com).

The Nominating and Corporate Governance Committee considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notes to our corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive compensation from us. Decisions regarding executive compensation are made by the Independent Directors on the Board. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on a review of data of comparable business development companies.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606 or by visiting the Company website at www.golubcapitalbdc.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Joshua M. Levinson, Secretary, c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of the Company.

Name Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Ross A Teune (43)	Chief Financial Officer and Treasurer	Mr. Teune is a Senior Vice President at Golub Capital. Before he joined Golub Capital in November 2007, Mr. Teune served as Director of Strategic Planning at Merrill Lynch Capital Inc. from April 2006 to November 2007 where he was responsible for evaluating and implementing new business initiatives and managing that company’s strategic planning process. Prior to joining Merrill Lynch Capital, Mr. Teune was Vice President of Finance at Antares Capital Inc. from July 2002 to April 2006 where he was responsible for overseeing operations and financial reporting.
Joshua M. Levinson (36)	Chief Compliance Officer and Secretary	Mr. Levinson has served as our Chief Compliance Officer since August 2011 and Secretary since December 2011 and is also the Deputy General Counsel and Chief Compliance Officer of GC Advisors, where he has primary responsibility for legal and compliance matters. Mr. Levinson seved as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of a numbers of business units and also served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati.

(1)	The business address of each of our executive officers, GC Advisors and GC Service is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Code of Conduct and Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is posted on the Company’s website at http://www.golubcapitalbdc.com. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

As required by the 1940 Act, we maintain a Code of Ethics with GC Advisors LLC that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of GC Advisors LLC with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. We filed our Code of Ethics as Exhibit 14.1 to our Annual Report on Form 10-K, filed with the SEC on December 13, 2010, and you may access it via the Internet site of the SEC at http://www.sec.gov or our website at http://www.golubcapitalbdc.com. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or the Code of Ethics on a Current Report on Form 8-K.

Compensation of Directors

The Independent Directors receive an annual fee of $60,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting and $500 for each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the Audit Committee receives an annual fee of $10,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

The following table shows information regarding the compensation earned by our directors for the fiscal year ended September 30, 2011. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from Golub Capital BDC(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Golub Capital BDC Paid to Director(1)
Independent Directors
John T. Baily	$71,000	—	$71,000
Kenneth F. Bernstein	$71,000	—	$71,000
Anita R. Rosenberg(3)	$23,500	—	$23,500
William M. Webster IV	$81,000	—	$81,000
Interested Director
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)	The amounts listed are for the fiscal year ending September 30, 2011. For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(3)	Ms. Rosenberg was elected to the board of directors on May 31, 2011. As such, Ms. Rosenberg received pro-rated compensation from Golub Capital BDC for the fiscal year ending September 30, 2011.

Certain Relationships and Related Party Transactions

We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to ours. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by our affiliates. These accounts may have investment objectives similar to our investment objective.

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

GC Advisors and its affiliates have both subjective and objective policies and procedures in place and designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors pursuant to which we pay GC Advisors a base management fee and incentive fee. The Investment Advisory Agreement became effective upon the pricing of our initial public offering and was amended and restated on July 16, 2010 to effectuate a fee offsetting arrangement, thereby assuring that the management fees paid by our stockholders (whether directly or indirectly) do not exceed those in the original investment advisory agreement. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our board of directors with the valuation of our portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. For the fiscal year ending September 30, 2011, GC Advisors earned a base management fee, together with the collateral management fee described below, of $5.8 million and an incentive fee of $0.3 million.

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”

We have entered into an administration agreement (the “Administration Agreement”) with GC Service, pursuant to which GC Service furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our Administration Agreement, GC Service performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls GC Service. For the fiscal year ending September 30, 2011, Golub Capital BDC reimbursed GC Advisors $0.8 million for the services described above.

GC Advisors is an affiliate of Golub Capital, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Under this agreement, Golub Capital makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

Each of GEMS and the Capital Companies has agreed that it may not vote proxies or give consents sought by us with respect to any entity or portfolio investment for which GC Advisors or any affiliate of GC Advisors is the general partner, managing member or investment adviser. Rather, such votes will be cast or consents given as instructed by the partners or members of GEMS or a Capital Company, as applicable, based on such partner’s or member’s proportional interest therein. The partners and members that are not affiliated with us comprise more than 90% of such persons. Each of GEMS and the Capital Companies informs its partners or members, as applicable, of any matter requiring such a vote or consent and will provide them with copies of all related proxy materials and similar information.

GC Advisors serves as collateral manager to the our indirect subsidiary, Golub Capital BDC, 2010-1 LLC, under a collateral management agreement and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics.

PROPOSAL 2:  RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP (“McGladrey”) has been selected as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries at and during the Company’s fiscal year ending September 30, 2012. McGladrey was selected by the Audit Committee of the Company, and that selection was ratified by a majority of the Company’s Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of McGladrey in the Company. Representative(s) of McGladrey will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees:  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by McGladrey in connection with statutory and regulatory filings. Audit fees related to the fiscal years ended September 30, 2011 and 2010 billed to the Company were $496,273 and $322,239, respectively. Of the audit fees billed, $250,491 and $132,794 related to N-2-Registration Statement and Prospectus filings during 2011 and 2010, respectively.

Audit-Related Fees:  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit related fees billed by McGladrey during the fiscal years ended September 30, 2011 and 2010.

Tax Fees:  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. There were no tax fees billed by McGladrey during the fiscal years ended September 30, 2011 and 2010.

All Other Fees:  Other fees would include fees billed for products and services other than the services reported above. There were no other fees billed during the fiscal years ended September 30, 2011 and 2010.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by McGladrey, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. All audit-related fees, tax fees and other fees incurred in the fiscal year ended September 30, 2011 were approved by the Audit Committee.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012.

Audit Committee Report(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2011.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of McGladrey’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with McGladrey matters relating to McGladrey’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 114 (Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee has discussed with McGladrey their independence from management and the Company, as well as the matters in the written disclosures received from McGladrey and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The Audit Committee received a letter from McGladrey confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with McGladrey the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of McGladrey’s audits and all fees paid to McGladrey during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by McGladrey for the Company. The Audit Committee has reviewed and considered the compatibility of McGladrey’s performance of non-audit services with the maintenance of McGladrey’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the SEC. In addition, the Audit Committee has engaged McGladrey to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012, and has directed that the selection of McGladrey should be submitted to Stockholders for ratification.

December 7, 2011

The Audit Committee
William M. Webster IV, Chair
John T. Baily
Kenneth F. Bernstein
Anita R. Rosenberg

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the proposals at the Annual Meeting the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at www.golubcapitalbdc.com or without charge upon request by calling us collect at (312) 205-5050. Please direct your request to Golub Capital BDC, Inc., Attention: Investor Relations, 150 South Wacker Drive, Suite 800, Chicago, IL 60606. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2013 Annual Meeting of Stockholders will be held in February 2013, but the exact date, time and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing addressed to Joshua M. Levinson, Secretary, c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606. Notices of intention to present proposals, including nomination of a director, at the 2013 annual meeting must be received by the Company between August 17, 2012 and 5:00 p.m. Eastern time on September 16, 2012. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. Joshua M. Levinson
Golub Capital BDC, Inc.
Chief Compliance Officer
150 South Wacker Drive, Suite 800
Chicago, IL 60606

The Audit Committee Members may be contacted at:

Messrs. William M. Webster IV, John T. Baily, Kenneth F. Bernstein, and/or Ms. Anita R. Rosenberg
Golub Capital BDC, Inc.
Audit Committee Member
150 South Wacker Drive, Suite 800
Chicago, IL 60606

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

Joshua M. Levinson
Secretary

Chicago, Illinois
December 15, 2011

ANNUAL MEETING OF STOCKHOLDERS OF

GOLUB CAPITAL BDC, INC.

February 2, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.golubcapitalbdc.com.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20203000000000001000 2 020212

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John T. Baily
- ○ Kenneth F. Bernstein

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends that you vote FOR proposal 2:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

GOLUB CAPITAL BDC, INC.

February 2, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.golubcapitalbdc.com.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20203000000000001000 2 020212

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
○ John T. Baily
○ Kenneth F. Bernstein

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends that you vote FOR proposal 2:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

GOLUB CAPITAL BDC, INC.

ANNUAL MEETING OF STOCKHOLDERS to be held at

The offices of Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
February 2, 2012

The undersigned hereby appoints Lawrence E. Golub, David B. Golub or Ross A. Teune, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of Golub Capital BDC, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, on February 2, 2012 at 9:30 a.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

COMMENTS:

14475

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 2, 2012.

GOLUB CAPITAL BDC, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 9, 2011
Date: February 2, 2012 **Time:** 9:30 AM EST
Location: Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M39600-P18740

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 20, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M39601-P18740

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors:

   Nominees:

   01) John T. Baily
   02) Kenneth F. Bernstein

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M39602-P18740